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Exhibit 10.2

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "AGREEMENT"), dated as of April 7, 2009, between Ivivi Technologies, Inc., a New Jersey corporation (the "BORROWER"), and Emigrant Capital Corp., a Delaware corporation (the "SECURED Party").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Loan Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, the "LOAN AGREEMENT") between the Borrower and the Secured Party, the Secured Party may, subject to the satisfaction of certain conditions set forth in the Loan Agreement, make certain Loans to the Borrower, as evidenced by that certain Convertible Promissory Note (the "NOTE") issued by the Borrower to the Secured Party pursuant to the terms of the Loan Agreement, and

         WHEREAS, in order to induce the Secured Party to enter into the Loan Agreement, and as a condition precedent to the making of the Loans evidenced by the Note, the Borrower has agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, the Secured Obligations.

         NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Loan Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Loan Agreement; PROVIDED, HOWEVER, that to the extent that the Code is used to define any term herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

                  (a) "ACCOUNT" means an account (as that term is defined in Article 9 of the Code).

                  (b) "ACCOUNT DEBTOR" means an account debtor (as that term is defined in the Code).

                  (c) "ACTIVATION INSTRUCTION" has the meaning specified therefor in SECTION 6(L).

                  (d) "BANKRUPTCY CODE" means Title 11 of the United States Code, as in effect from time to time.

                  (e) "BOOKS" means books and records (including the Borrower's Records indicating, summarizing, or evidencing the Borrower's assets (including the Collateral) or liabilities, the Borrower's Records relating to the Borrower's business operations or financial condition, and the Borrower's goods or General Intangibles related to such information).

                  (f) "BORROWER" has the meaning specified therefor in the preamble to this Agreement.

                  (g) "CHATTEL PAPER" means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.


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                  (h) "CODE" means the New York Uniform Commercial Code, as in effect from time to time; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Liens of the Secured Party granted under the Loan Documents on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

                  (i) "COLLATERAL" has the meaning specified therefor in SECTION 2.

                  (j) "COLLECTIONS" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

                  (k) "COMMERCIAL TORT CLAIMS" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on SCHEDULE 1 attached hereto.

                  (l) "CONTROL AGREEMENT" means (i) with respect to a Securities Account, an agreement relating to such Securities Account and of the type described in (A) Section 8-106(c)(2) of the Code, duly executed and delivered by the Borrower, the Secured Party and the issuer of uncertificated securities pledged pursuant to this Agreement or (B) (A) Section 8-106(d)(2) of the Code, duly executed and delivered by the Borrower, the Secured Party and the securities intermediary maintaining such Securities Account, (ii) with respect to a Deposit Account, an agreement relating to such Deposit Account and of the type described in Section 9-104(a)(2) of the Code duly executed and delivered by the Borrower, the Secured Party and the depositary bank maintaining such Deposit Account and (iii) with respect to a Commodity Account, an agreement relating to such Commodity Account and of the type described in (A) Section 9-106(b)(2) of the Code, duly executed and delivered by the Borrower, the Secured Party and the commodity intermediary maintaining such Commodity Account.

                  (m) "CONTROLLED ACCOUNT" has the meaning specified therefor in
SECTION 6(L).

                  (n) "CONTROLLED ACCOUNT AGREEMENTS" means those certain cash management agreements, in form and substance reasonably satisfactory to the Secured Party, each of which is among the Borrower, the Secured Party, and one of the Controlled Account Banks.

                  (o) "CONTROLLED ACCOUNT BANK" has the meaning specified therefor in SECTION 6(L).

                  (p) "COPYRIGHTS" means any and all copyrights and copyright registrations, including, (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on SCHEDULE 2 attached hereto and made a part hereof, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of the Borrower's rights corresponding thereto throughout the world.

                  (q) "COPYRIGHT SECURITY AGREEMENT" means each Copyright Security Agreement among the Borrower and the Secured Party, in substantially the form of EXHIBIT A attached hereto, pursuant to which the Borrower has granted to the Secured Party a security interest in all of its Copyrights.

                  (r) "DEFAULT" has the meaning specified therefor in the Loan Agreement.

                  (s) "DEPOSIT ACCOUNT" means a deposit account (as that term is defined in the Code).

                  (t) "EQUIPMENT" means equipment (as that term is defined in the Code).


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                  (u) "EVENT OF DEFAULT" has the meaning specified therefor in the Loan Agreement.

                  (v) "GENERAL INTANGIBLES" means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

                  (w) "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  (x) "INSTRUMENT" means instrument (as that term is defined in the Code).

                  (y) "INTELLECTUAL PROPERTY" means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets, know-how, customer lists and any other proprietary rights of any kind.

                  (z) "INTELLECTUAL PROPERTY LICENSES" means rights under or interests in any Patent, Trademark, Copyright or other Intellectual Property, including software license agreements under which Borrower is a licensee or licensor (but excluding any off-the-shelf software license agreement), including the license agreements listed on SCHEDULE 3 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Secured Party's rights under the Loan Documents, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Borrower and now or hereafter covered by such licenses.

                  (aa) "INVENTORY" means inventory (as that term is defined in the Code).

                  (bb) "INVESTMENT RELATED PROPERTY" means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

                  (cc) "LENDER" has the meaning specified therefor in the Loan Agreement.

                  (dd) "LENDER EXPENSES" means all (a) costs or expenses (including taxes and insurance premiums) required to be paid by the Borrower under any of the Loan Documents that are paid, advanced, or incurred by the Secured Party, (b) out-of-pocket fees or charges paid or incurred by the Secured Party in connection with the Secured Party's transactions with the Borrower under any of the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in any Loan Document), real estate surveys, real estate title policies and endorsements, and

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environmental audits, (c) out-of-pocket charges paid or incurred by the Secured
Party resulting from the dishonor of checks payable by or to the Borrower, (d) reasonable out-of-pocket costs and expenses paid or incurred by the Secured Party to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (e) reasonable out-of-pocket audit fees and expenses (including travel, meals, and lodging) of the Secured Party related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Loan Documents, (f) reasonable out-of-pocket costs and expenses of third-party claims or any other amount paid or incurred by the Secured Party in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents, (g) the Secured Party's reasonable costs and expenses (including reasonable attorneys' fees) incurred in administering or amending the Loan Documents, and (h) the Secured Party's reasonable costs and expenses (including reasonable attorneys', accountants', consultants', and other advisors' fees and expenses) incurred in terminating, enforcing (including attorneys', accountants', consultants', and other advisors' fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning the Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any remedial action concerning the Collateral.

                  (ee) "LOAN AGREEMENT" has the meaning specified therefor in the recitals to this Agreement.

                  (ff) "LOAN DOCUMENT" has the meaning specified therefor in the Loan Agreement.

                  (gg) "LOANS" has the meaning specified therefor in the Loan Agreement.

                  (hh) "MORTGAGES" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by the Borrower in favor of the Secured Party, in form and substance reasonably satisfactory to the Secured Party, that encumber the Real Property Collateral.

                  (ii) "NEGOTIABLE COLLATERAL" means letters of credit, letter-of-credit rights, instruments, notes, drafts and documents (as such terms are defined in the Code).

                  (jj) "NOTE" has the meaning specified therefor in the recitals to this Agreement.

                  (kk) "PATENTS" means patents and patent applications, including, (i) the patents and patent applications listed on SCHEDULE 4 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of the Borrower's rights corresponding thereto throughout the world.

                  (ll) "PATENT SECURITY AGREEMENT" means each Patent Security Agreement between the Borrower and the Secured Party, in substantially the form of EXHIBIT B attached hereto, pursuant to which the Borrower has granted to the Secured Party a security interest in all of its Patents.

                  (mm) "PERMITTED LIENS" has the meaning specified therefor in the Loan Agreement.

                  (nn) "PERSON" has the meaning specified therefor in the Loan Agreement.

                  (oo) "PLEDGED COMPANIES" means, each Person listed on SCHEDULE 5 hereto as a "Pledged Company", together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by the Borrower after the Closing Date.


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                  (pp) "PLEDGED INTERESTS" means all of the Borrower's right, title and interest in and to all of the Stock now or hereafter owned by the Borrower, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

                  (qq) "PLEDGED INTERESTS ADDENDUM" means a Pledged Interests Addendum substantially in the form of EXHIBIT C to this Agreement.

                  (rr) "PLEDGED OPERATING AGREEMENTS" means all of the Borrower's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

                  (ss) "PLEDGED PARTNERSHIP AGREEMENTS" means all of the Borrower's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

                  (tt) "PROCEEDS" has the meaning specified therefor in SECTION
2.

                  (uu) "REAL PROPERTY" means any estates or interests in real property now owned or hereafter acquired by the Borrower and the improvements thereto.

                  (vv) "REAL PROPERTY COLLATERAL" means the Real Property identified on SCHEDULE 7 and any Real Property hereafter acquired by the Borrower.

                  (ww) "RECORDS" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                  (xx) "RESCISSION" has the meaning specified therefor in
SECTION 6(L).

                  (yy) "SECURED OBLIGATIONS" means all obligations of the Borrower under the Loan Agreement, this Agreement and the Note, including the obligation to pay principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums, liabilities, obligations (including indemnification obligations), fees, expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by Borrower to the Secured Party and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrower is required to pay or reimburse by this Agreement, the Loan Agreement or the Note or by law or otherwise in connection with this Agreement, the Loan Agreement or the Note. Any reference in this Agreement, the Loan Agreement or any other the Loan Document to the Secured Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

                  (zz) "SECURED PARTY" has the meaning specified therefore in the preamble to this Agreement.

                  (aaa) "SECURITIES ACCOUNT" means a securities account (as that term is defined in the Code).


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                  (bbb) "SECURITY INTEREST" has the meaning specified therefor in SECTION 2.

                  (ccc) "STOCK" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  (ddd) "SUPPORTING OBLIGATIONS" means supporting obligations (as such term is defined in the Code) and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

                  (eee) "TRADEMARKS" means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on SCHEDULE 6 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of the Borrower's business symbolized by the foregoing or connected therewith, and (vi) all of the Borrower's rights corresponding thereto throughout the world.

                  (fff) "TRADEMARK SECURITY AGREEMENT" means each Trademark Security Agreement among the Borrower and the Secured Party, in substantially the form of EXHIBIT D attached hereto, pursuant to which the Borrower has granted to the Secured Party a security interest in all of its Trademarks.

                  (ggg) "URL" means "uniform resource locator," an internet web address.

         2. GRANT OF SECURITY. The Borrower hereby unconditionally grants, assigns, and pledges to the Secured Party, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the "SECURITY INTEREST") in all personal property of the Borrower whether now owned or hereafter acquired or arising and wherever located, including the Borrower's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "COLLATERAL"):

                  (a) all of the Borrower's Accounts;

                  (b) all of the Borrower's Books;

                  (c) all of the Borrower's Chattel Paper;

                  (d) all of the Borrower's interest with respect to any Deposit Account;

                  (e) all of the Borrower's Equipment and fixtures;

                  (f) all of the Borrower's General Intangibles;

                  (g) all of the Borrower's Inventory;

                  (h) all of the Borrower's Investment Related Property;

                  (i) all of the Borrower's Negotiable Collateral;

                  (j) all of the Borrower's rights in respect of Supporting Obligations;

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                  (k) all of the Borrower's interest with respect to any
Commercial Tort Claims;

                  (l) all of the Borrower's money, cash and cash equivalents;

                  (m) all of the proceeds (as that term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, whatever is collected on, or distributed on account of any of the foregoing, any and all rights arising out of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, claims arising out of the loss, non-conformity, or interference with the use of, defects, or infringement of rights in, or damage to, any of the foregoing, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, insurance, or guaranty payable by reason of loss or non-conformity of, defects or infringement of rights in, or damage to, or otherwise with respect to any of the foregoing (the "PROCEEDS"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Borrower or the Secured Party from time to time with respect to any of the Investment Related Property.

         Notwithstanding anything contained in this Agreement to the contrary, the term "Collateral" shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of the Borrower if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or by the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been obtained (PROVIDED, that, the foregoing exclusions of this paragraph shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408 or 9-409 of the Code or other applicable law, (B) to limit, impair, or otherwise affect the Secured Party's continuing security interests in and liens upon any rights or interests of the Borrower in or to (x) monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (y) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement, or Stock, or (C) to apply to the extent that any such prohibition is ineffective, lapsed or has been terminated, or any consent or waiver has been obtained that would permit the security interest of lien notwithstanding the prohibition).

         3. SECURITY FOR SECURED OBLIGATIONS. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Borrower to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

         4. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment

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assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Loan Agreement or the Note, the Borrower shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Loan Agreement and the Note. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the Borrower until the occurrence of an Event of Default and until the Secured Party shall notify the Borrower of the Secured Party's exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to SECTION 14 hereof.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

                  (a) The exact legal name of the Borrower is set forth on the signature pages of this Agreement.

                  (b) SCHEDULE 7 attached hereto sets forth all Real Property owned the Borrower as of the Closing Date.

                  (c) As of the Closing Date, the Borrower has no interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on SCHEDULES 2, 3, 4, and 6, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on all U.S. Intellectual Property in which the Borrower has any right, title, or interest and, assuming that New York law will apply to the creation of such Lien, on all foreign Intellectual Property in which the Borrower has any right, title, or interest. Upon the filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on SCHEDULE 8 hereto, all action necessary to perfect the Security Interest in the Borrower's U.S. Intellectual Property will have been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from the Borrower. The Borrower exclusively owns, free and clear of any Liens (other than Permitted Liens), all right, title and interest in, or holds licenses in, all Intellectual Property that are necessary to the conduct of its business as currently conducted.

                  (d) This Agreement creates a valid security interest in favor of the Secured Party in the Collateral, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, upon the filing of financing statements naming the Borrower, as debtor, and the Secured Party, as secured party, in the jurisdictions listed next to the Borrower's name on SCHEDULE 8 attached hereto all filings and other actions necessary to perfect such security interest will have been taken. Upon the making of such filings, the Secured Party shall have a first priority perfected security interest in the Collateral of the Borrower to the extent such security interest can be perfected by the filing of a financing statement under the Code (subject only to Permitted Liens).

                  (e) Except for the Security Interest created hereby, (i) the Borrower is and will at all times be the sole record and beneficial owner of the Pledged Interests described on SCHEDULE 5, and, when acquired by the Borrower, of any Pledged Interests acquired after the Closing Date, in each case free and clear of all Liens other than Permitted Liens; (ii) all of the Pledged Interests are (or, in the case of Pledged Interests acquired after the Closing Date, will be) duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies identified on SCHEDULE 5 hereto, as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) the Borrower has the right and requisite authority to pledge the Investment Related Property pledged by the Borrower to the Secured Party as provided herein; (iv) all actions necessary to perfect, and establish the first priority of, the Liens of the Secured Party granted under the Loan Documents in the Investment Related Collateral, and the proceeds thereof, will have been duly taken (A) upon the execution and delivery of this Agreement; (B)

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

upon the taking of possession by the Secured Party of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated transfer powers undated and endorsed in blank by the Borrower; (C) upon the filing of financing statements in the applicable jurisdiction set forth on SCHEDULE 8 attached hereto for the Borrower with respect to the Pledged Interests of the Borrower that are not represented by certificates; and (D) with respect to each Securities Account, upon the delivery of a Control Agreement adequately describing such Securities Account, duly executed by the Borrower, the Secured Party and securities intermediary maintaining such Securities Account; (v) the Borrower has delivered to and deposited with the Secured Party (or, with respect to any Pledged Interests created or obtained after the Closing Date, will deliver and deposit in accordance with SECTIONS 6(A) and 8 hereof) all certificates representing the Pledged Interests owned by the Borrower to the extent such Pledged Interests are represented by certificates, and undated transfer powers endorsed in blank with respect to such certificates; and (vi) none of the Pledged Interests owned or held by the Borrower has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (f) Other than the filing of financing statements and the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement and the execution and delivery of an appropriate Control Agreement with respect to each Securities Account, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by the Borrower in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Borrower, or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and except for consents or approvals that have been obtained and that are still in force and effect. No Intellectual Property License to which the Borrower is a party requires any consent for the Borrower to grant the security interest granted hereunder in the Borrower's right, title or interest in or to any Copyrights, Patents, Trademarks or material Intellectual Property Licenses.

         6. COVENANTS. The Borrower covenants and agrees with the Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with SECTION 21 hereof:

                  (a) POSSESSION OF COLLATERAL. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, certificated Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of the Secured Party's Liens granted under the Loan Documents is dependent on or enhanced by possession, the Borrower, promptly upon the request of the Secured Party, shall execute such other documents and instruments as shall be reasonably requested by the Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, certificated Investment Related Property, or Chattel Paper to the Secured Party, together with such undated transfer powers endorsed in blank as shall be requested by the Secured Party.

                  (b) CHATTEL PAPER.

                           (i) The Borrower shall take all steps reasonably
necessary to maintain all (A) electronic chattel paper so that the Secured Party has control of the electronic chattel paper in the manner specified in Section 9-105 of the Code and (B) all transferable records so that the Secured Party has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record, and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction.

                           (ii) If the Borrower retains possession of any
Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Loan Agreement), promptly upon the

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

request of the Secured Party, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Emigrant Capital Corp.".

                  (c) CONTROL AGREEMENTS.

                           (i) Except to the extent otherwise consented to by
the Secured Party, the Borrower shall use its best efforts to obtain an authenticated Control Agreement from each bank maintaining a Deposit Account for the Borrower. Each Control Agreement shall provide, among other things, that the bank maintaining such Deposit Account will comply with any instructions originated by the Secured Party directing disposition of the funds in such Deposit Account without further consent by the Borrower. The Secured Party agrees not to issue any such instruction with respect to such Deposit Account unless a Default has occurred. Upon the occurrence of a Default, the Secured Party shall be free to issue such instructions and the subsequent elimination, cure or waiver of such Default shall not vitiate eliminate the effectiveness of such notice.

                           (ii) The Borrower shall use its best efforts to
obtain an authenticated Control Agreement from (A) each issuer of uncertificated securities pledged pursuant to this Agreement and (B) each securities intermediary and commodities intermediary maintaining any financial assets or commodities for the account of the Borrower.

                           (iii) The Borrower shall use its best efforts to
obtain an authenticated Control Agreement with respect to all of the Borrower's electronic chattel paper and investment property.

                  (d) LETTER-OF-CREDIT RIGHTS. If the Borrower is or becomes the beneficiary of a letter of credit, the Borrower shall promptly (and in any event within 2 Business Days after becoming a beneficiary), notify the Secured Party thereof and, upon the request by the Secured Party, shall use its best efforts to provide the Secured Party with control of the letter-of-credit rights relating thereto in the manner specified in Section 9-107 of the Code.

                  (e) COMMERCIAL TORT CLAIMS. The Borrower shall promptly (and in any event within 5 Business Days of receipt thereof) notify the Secured Party in writing of any Commercial Tort Claim that the Borrower has against any party and of which the Borrower becomes aware and, upon request of the Secured Party, promptly amend SCHEDULE 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claim, and agrees to do such other acts or things deemed necessary or desirable by the Secured Party to give the Secured Party a first priority (subject to Permitted Liens), perfected security interest in any such Commercial Tort Claim.

                  (f) GOVERNMENT CONTRACTS. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Borrower shall promptly (and in any event within 5 Business Days of the creation thereof) notify the Secured Party thereof in writing and execute any instruments or take any steps reasonably required by the Secured Party in order that all moneys due or to become due under such contract or contracts shall be assigned to the Secured Party and shall provide written notice thereof under the Assignment of Claims Act or other applicable law.

                  (g) INTELLECTUAL PROPERTY.

                           (i) Upon the request of the Secured Party, in order
to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, the Borrower shall execute and deliver to the Secured Party one or more Copyright Security Agreements, Trademark Security

Agreements, or Patent Security Agreements to further evidence the Liens of the Secured Party granted under the Loan Documents on the Borrower's Patents, Trademarks, or Copyrights, and the General Intangibles of the Borrower relating thereto or represented thereby.

                           (ii) The Borrower shall have the duty, to take all
necessary steps, to the extent deemed economically desirable by the Borrower in the operation of its business, (A) to diligently enforce and defend the Borrower's Patents, Trademarks and Copyrights, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting intellectual property rights of any third party, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all action necessary to preserve and maintain all of the Borrower's Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing applications for renewal, affidavits of use and affidavits of noncontestability, as applicable. The Borrower shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the operation of the Borrower's business. Any expenses incurred in connection with the foregoing shall be borne by the Borrower. The Borrower further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of the Borrower's business.

                           (iii) The Borrower acknowledges and agrees that the
Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this SECTION 6(G), the Borrower acknowledges and agrees that the Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be reimbursed by Borrower.

                           (iv) In no event shall the Borrower, either itself or
through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office (or any similar office or agency in another country) without giving the Secured Party prior written notice thereof or any Patent or Trademark with the United States Patent and Trademark Office (or any similar office or agency in another country) without giving the Secured Party written notice thereof promptly thereafter. Promptly upon any such filing, the Borrower shall comply with SECTION 6(G)(I) hereof.

                  (h) INVESTMENT RELATED PROPERTY.

                           (i) If the Borrower shall receive or become entitled
to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 2 Business Days of receipt thereof) deliver to the Secured Party a duly executed Pledged Interests Addendum identifying such Pledged Interests.

                           (ii) All sums of money and property paid or
distributed in respect of the Investment Related Property which are received by the Borrower shall be held by the Borrower in trust for the benefit of the Secured Party segregated from the Borrower's other property, and the Borrower shall deliver it forthwith to the Secured Party in the exact form received.

                           (iii) The Borrower shall promptly deliver to the
Secured Party a copy of each material written notice or other material written communication received by it in respect of any Pledged Interests.

                           (iv) The Borrower shall not make or consent to any
amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents.

                           (v) The Borrower agrees that it will cooperate with
the Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state or local in order to constitute the Security Interest in the Investment Related Property a fully perfected first priority security interest, subject only to Permitted Liens.

                           (vi) As to all limited liability company or
partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, the Borrower hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and
(C) are not and will not be held by the Borrower in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by
Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  (i) REAL PROPERTY; FIXTURES. The Borrower covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify the Secured Party of the acquisition of such Real Property and will grant to the Secured Party a first Mortgage lien (subject to Permitted Liens and any exceptions to title existing at the time the fee interest in such Real Property is conveyed to the Borrower and appearing on schedule B to the title insurance policy insuring the Borrower's fee interest in such Real Property) on each fee interest in Real Property now or hereafter owned by the Borrower and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to the Secured Party, in connection with the grant of such Mortgage as the Secured Party shall reasonably request, including title insurance policies, financing statements, fixture filings and environmental audits and the Borrower shall pay all recording costs, intangibles taxes and other fees and costs (including reasonable attorneys' fees and expenses) incurred in connection therewith. The Borrower acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral (other than Real Property Collateral) shall remain personal property regardless of the manner of its attachment or affixation to Real Property.

                  (j) TRANSFERS AND OTHER LIENS. The Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Loan Agreement and except for the sale of inventory in the ordinary course of business, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of the Borrower, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Secured Party's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

                  (k) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Borrower shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify the Secured Party in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Secured Party, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things reasonably deemed necessary or desirable by the Secured Party to protect the Secured Party's Security Interest therein.

                  (l) CONTROLLED ACCOUNTS.

                           (i) The Borrower shall (i) establish and maintain
cash management services of a type and on terms reasonably satisfactory to the Secured Party at one or more of the banks set forth on SCHEDULE 6(L) (each a "CONTROLLED ACCOUNT BANK"), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of its Collections (including those sent directly by the Account Debtors to the Borrower) into a bank account of the Borrower (each, a "CONTROLLED ACCOUNT") at one of the Controlled Account Banks.

                           (ii) Each Controlled Account Bank shall establish and
maintain Controlled Account Agreements with the Secured Party and the Borrower, in form and substance reasonably acceptable to the Secured Party. Each such Controlled Account Agreement shall provide, among other things, that (a) the Controlled Account Bank will comply with any instructions originated by the Secured Party directing the disposition of the funds in such Controlled Account without further consent by the Borrower, (b) the Controlled Account Bank has no rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (c) upon the instruction of the Secured Party (an "ACTIVATION INSTRUCTION"), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to an account as to which the Controlled Account Bank shall have received written notice from the Secured Party, together with appropriate wire transfer instructions enabling it to make such transfer. The Secured Party agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Default has occurred and is continuing at the time such Activation Instruction is issued. The Secured Party agrees to use commercially reasonable efforts to rescind an Activation Instruction (the "RESCISSION") if: (x) the Default by reason of which such Activation Instruction was issued is waived in writing in accordance with the terms of this Agreement, and (y) no additional Default has occurred prior to and is continuing on the date of the Rescission.

                  (m) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend SCHEDULE 6(L) to add or replace a Controlled Account Bank or Controlled Account; PROVIDED, HOWEVER, that (i) such prospective Controlled Account Bank shall be reasonably satisfactory to the Secured Party, and (ii) prior to the time of the opening of such Controlled Account, the Borrower and such prospective Controlled Account Bank shall have executed and delivered to the Secured Party a Controlled Account Agreement. The Borrower shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days of notice from the Secured Party that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Accounts or the Secured Party's liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in the Secured Party's reasonable judgment.

         7. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

                  (a) LOAN AGREEMENT. In the event of any conflict between any provision in this Agreement and a provision in the Loan Agreement, such provision of the Loan Agreement shall control.

                  (b) PATENT, TRADEMARK, COPYRIGHT SECURITY AGREEMENTS. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark

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

Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of the Secured Party hereunder.

         8. FURTHER ASSURANCES.

                  (a) The Borrower agrees that from time to time, at its own expense, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

                  (b) The Borrower authorizes the filing by the Secured Party of financing or continuation statements, or amendments thereto, and the Borrower will execute and deliver to the Secured Party such other instruments or notices, as may be necessary or as the Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

                  (c) The Borrower authorizes the Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by chapter 5 of Article 9 of the Code for the sufficiency thereof or filing office acceptance. The Borrower also hereby ratifies any and all financing statements or amendments previously filed by the Secured Party in any jurisdiction relating to the Secured Obligations.

                  (d) The Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Secured Party, subject to the Borrower's rights under Section 9-509(d)(2) of the Code.

         9. SECURED PARTY'S RIGHT TO PERFORM CONTRACTS, EXERCISE RIGHTS, ETC. Upon the occurrence and during the continuance of an Event of Default, the Secured Party (or its designee) (a) may, to the extent permitted by law, perform any and all of the obligations of the Borrower contained in any contract, lease, or other agreement and exercise any and all rights of the Borrower therein contained as fully as the Borrower itself could, (b) shall have the right to use the Borrower's rights under Intellectual Property Licenses in connection with the enforcement of the Secured Party's rights hereunder, including the right to prepare for sale and sell any and all Inventory in compliance with applicable law and Equipment now or hereafter owned by the Borrower and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Party or any of its nominees.

         10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, at such time as an Event of Default has occurred and is continuing under the Loan Agreement, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of the Borrower;

                  (b) to receive and open all mail addressed to the Borrower and to notify postal authorities to change the address for the delivery of mail to the Borrower to that of the Secured Party;

                  (c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

                  (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral of the Borrower or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

                  (e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to the Borrower in respect of any Account of the Borrower;

                  (f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Borrower; and

                  (g) the Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Secured Party shall commence any such suit, the Borrower shall, at the request of the Secured Party, do any lawful acts and execute any and all proper documents reasonably required by the Secured Party in aid of such enforcement.

         To the extent permitted by law, the Borrower hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

         11. THE SECURED PARTY MAY PERFORM. If the Borrower shall fail to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower.

         12. COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES AND NEGOTIABLE COLLATERAL. At any time upon the occurrence and during the continuation of an Event of Default, the Secured Party or the Secured Party's designee may (a) notify Account Debtors of the Borrower that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Secured Party, or that the Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Borrower's Secured Obligations under the Loan Documents.

         13. DISPOSITION OF PLEDGED INTERESTS BY THE SECURED PARTY. None of the Pledged Interests existing as of the date of this Agreement are, and Pledged Interests hereafter acquired on the date of acquisition thereof may not be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Borrower understands that in connection with such disposition, the Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that: (a) if the Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Secured Party has handled the disposition in a commercially reasonable manner.

         14. VOTING RIGHTS.

                  (a) Upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party may, at its option, and with 2 Business Days' prior written notice to the Borrower, and in addition to all rights and remedies available to the Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by the Borrower, but under no circumstances is the Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) if the Secured Party duly exercises its right to vote any of such Pledged Interests, the Borrower hereby appoints the Secured Party, the Borrower's true and lawful attorney-in-fact and irrevocable proxy to vote such Pledged Interests in any manner the Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power of attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Borrower shall have the right to vote the Pledged Interests owned by it, the Borrower covenants and agrees that it will not, without the prior written consent of the Secured Party, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of the Secured Party or the value of the Pledged Interests.

         15. REMEDIES. Upon the occurrence and during the continuance of an Event of Default:

                  (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, the Borrower expressly agrees that, in any such event, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Borrower to, and the Borrower hereby agrees that it will at its own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at one or more locations where the Borrower regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, and upon such other terms as the Secured Party may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of
Section 9-611 of the Code. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, the Borrower's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by the Borrower or with respect to which the Borrower has rights under license, sublicense, or other agreements, to the extent it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral.

                  (c) The Secured Party may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any the Borrower or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law),

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(i) with respect to the Borrower's Deposit Accounts in which the Liens of the
Secured Party granted under the Loan Documents are perfected by control under
Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the Borrower to pay the balance of such Deposit Account to or for the benefit of the Secured Party, and (ii) with respect to any of the Borrower's Securities Accounts in which the Liens of the Secured Party granted under the Loan Documents are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the Borrower to (A) transfer any cash in such Securities Account to or for the benefit of the Secured Party, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Secured Party.

                  (d) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Loan Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, the Borrower shall remain liable for any such deficiency.

                  (e) The Borrower hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Secured Party shall have the right to an immediate writ of possession without notice of a hearing. The Secured Party shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such rights and such appointment and hereby waives any objection the Borrower may have thereto or the right to have a bond or other security posted by the Secured Party.

         16. REMEDIES CUMULATIVE. Each right, power, and remedy of the Secured Party as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

         17. MARSHALING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may do so, the Borrower hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

         18. INDEMNITY AND EXPENSES.

                  (a) The Borrower agrees to indemnify the Secured Party from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which the Borrower is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Loan Agreement and the repayment of the Secured Obligations.


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

                  (b) The Borrower shall, upon demand, pay to the Secured Party all the Lender Expenses which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

         19. MERGER, AMENDMENTS; ETC. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and the Borrower.

         20. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Secured Party at its address specified in the Loan Agreement, and to the Borrower at its address specified in the Loan Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

         21. CONTINUING SECURITY INTEREST: ASSIGNMENTS UNDER LOAN AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Loan Agreement and the obligation of the Lender to extend any future Loans under the Loan Agreement have expired or have been terminated, (b) be binding upon the Borrower, and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party, and its successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (C), the Secured Party may, in accordance with the provisions of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Loan Agreement and the expiration or termination of the obligation of the Secured Party to extend any future Loans under the Loan Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower or any other Person entitled thereto. At such time, the Secured Party will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Loan Agreement, any other Loan Document, or any other instrument or document executed and delivered by the Borrower to the Secured Party nor any additional Advances or other loans made by the Secured Party to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Borrower by the Secured Party shall release the Borrower from any obligation, except a release or discharge executed in writing by the Secured Party in accordance with the provisions of the Loan Agreement. The Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party would otherwise have had on any other occasion.

         22. GOVERNING LAW.

                  (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE


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

DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE SECURED PARTY AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 22(B).

                  (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE SECURED PARTY AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE SECURED PARTY AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         23. MISCELLANEOUS.

                  (a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

                  (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

                  (d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

                  (e) Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement

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

or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Loan Agreement) of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.

17554278

                  IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.



BORROWER:                               IVIVI TECHNOLOGIES, INC., as Borrower

                                        By: /s/Alan V. Gallantar
                                        Name: Alan V. Gallantar
                                        Title: CFO

SECURED PARTY:                          EMIGRANT CAPITAL CORP., as Secured Party

                                        By: /s/ Kenneth L. Walters
                                        Name: Kenneth L. Walters
                                        Title: Senior Vice President



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